SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[   ]    Preliminary Proxy Statement

[   ]    Confidential,  for  Use  of the  Commission  Only  (as  permitted  by
         Rule 14a-6(e)(2)

[ X ]    Definitive Proxy Statement

[   ]    Definitive  Additional Materials

[   ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Security Bank Holding Company
                (Name of Registrant as Specified in Its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X]     No Fee Required
[  ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

[   ]    Fee paid previously with preliminary materials
[   ]    Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration No.:

     3) Filing Party:

     4) Date Filed:

                          SECURITY BANK HOLDING COMPANY

                                     NOTICE

                                       OF

                                 ANNUAL MEETING

                                       AND

                                 PROXY STATEMENT











                                  Meeting Date:

                                 March 19, 1997

                                    1:00 p.m.


                                    Location:

                                  Red Lion Inn
                             1313 N. Bayshore Drive
                             Coos Bay, Oregon 97420

                          SECURITY BANK HOLDING COMPANY
                                170 S. Second St.
                             Coos Bay, Oregon 97420



Dear Shareholder:

     You are cordially invited to attend Security Bank Holding Company's Annual Meeting of Shareholders. The meeting will be held at the Red Lion Inn, located at 1313 N. Bayshore Drive, Coos Bay, Oregon on Wednesday, March 19, 1997 at 1:00 p.m.

     The Notice of Annual Meeting of Shareholders, Proxy Statement and Proxy for the Company follow. Even if you plan to attend the Annual Meeting in person, it is important that you return the enclosed Proxy to ensure that every shareholder's shares are voted at the meeting. Please mark, date, sign, and return your Proxy promptly in the enclosed postage-paid return envelope.

     The directors, officers, and employees of Security Bank Holding Company look forward to seeing you at the Annual Meeting.



                                       Sincerely,


                                       /s/ Sam Dement
                                       Sam Dement
                                       Chairman of the Board of Directors


                                       /s/ Chuck Brummel
                                       Chuck Brummel
                                       President and Chief Executive Officer

                          SECURITY BANK HOLDING COMPANY
                                170 S. Second St.
                             Coos Bay, Oregon 97420



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON WEDNESDAY, MARCH 19, 1997



     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of Security Bank Holding Company (the "Company") will be held at the Red Lion Inn located at 1313 N. Bayshore Drive, Coos Bay, Oregon, at 1:00 p.m., Pacific Time, March 19, 1997, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

     1. To elect three directors to serve a three year term or until their successors are duly elected and qualified; and

     2. To transact such other business as may properly come before the meeting.

     Holders of record of common stock of the Company at the close of business on February 1, 1997, are entitled to notice of, and to vote at, the Meeting or any adjournment or adjournments thereof.

                                      By order of the Board of Directors


                                      /s/ Chuck Brummel
                                      Chuck Brummel
                                      President and Chief Executive Officer


February 14, 1997
Coos Bay, Oregon





     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ATTACHED PROXY USING THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                        OF SECURITY BANK HOLDING COMPANY
                                 March 19, 1997

     This Proxy Statement is furnished in connection with the solicitation of proxies to be used at the Annual Meeting of Shareholders of Security Bank
Holding Company (the "Company"), to be held at the Red Lion Inn, 1313 N. Bayshore Drive, Coos Bay, Oregon, Wednesday, March 19, 1997, at 1:00 Pacific Time (the "Meeting").

     Only the holders of common stock as shown on the Company's records as of February 1, 1997 (the "Record Date"), are entitled to notice of, and to vote at, the Meeting. A quorum for the purpose of transacting business requires the presence, in person or by proxy, of the holders of a majority of the outstanding shares. An abstention from a given matter will not affect the presence of the shares as to determination of a quorum. At the close of business on the Record Date, there were 3,169,621 shares of common stock issued and outstanding (the "Common Stock"), with each share being entitled to one vote. In the election of directors, each share is entitled to one vote for each director position to be filled, and shareholders may not accumulate votes.

     Proxies in the form enclosed are being solicited by the Board of Directors. Execution of the proxy will not in any way affect a shareholder's right to attend the Meeting and vote in person, and shareholders giving proxies may revoke them at any time before they are exercised by submitting (i) a written revocation, or (ii) a duly executed proxy bearing a later date, to the Secretary of the Company prior to commencement of the Meeting, at 170 S. Second St., Coos Bay, Oregon 97420, or at the Meeting. Proxies in the form enclosed, unless previously revoked, will be voted at the Meeting as set forth herein and in the proxies. Attendance at the Meeting will not, of itself, revoke a previously executed proxy.

     If a proxy in the enclosed form is executed and returned, the shares represented will be voted according to your instructions at the Meeting. If no instructions are given, the proxy will be voted FOR the election of the nominees for directors, and in the proxyholder's discretion on any other matters that may properly come before the shareholders at the Meeting.

     This Proxy Statement is being mailed to shareholders on or about February 14, 1997. The entire cost of solicitation of proxies will be borne by the Company, including expenses incurred by banks, brokers, and other nominees in forwarding soliciting materials to their principals and obtaining authorization for the execution of proxies. Proxies may also be solicited personally or by telephone by directors, officers and other employees of the Company, but such persons will not be specifically compensated for this service.

                     BUSINESS TO BE CONDUCTED AT THE MEETING


Agenda Item 1.    Election of Directors

     The Bylaws of the Company provide for a Board of Directors consisting of not more than 15 directors, with the exact number determined from time to time by resolution of the Board of Directors. The Bylaws of the Company provide further that Directors are elected to serve staggered three year terms of office. The Board has set the number of Directors at ten. Seven Directors are serving terms which will expire in 1998 or 1999. Three Directors have completed their terms. These three positions are open for election. The Nominating Committee of the Board of Directors is nominating Harry A. Slack, Jr., Kathleen
M. Kerins, and Donald L. Goddard, each to be elected to serve three year terms. All of the nominees are currently serving as members of the Board. All members of the Board of Directors of the Company also serve as members of the Board of Directors of Security Bank, a wholly-owned subsidiary of the Company. Two directors of the Company, Chuck Brummel and Ken Messerle, also serve on the Board of Directors of Lincoln Security Bank, a majority-owned subsidiary of the Company.

     It is the intention of the persons named in the Proxy to vote FOR the election of the nominees identified above. If any nominee is not available for election, the Proxy will be voted by the individuals named in the Proxy for such substitute nominee as the Nominating Committee may designate. Management has no reason to believe any nominee will be unavailable to serve.

Recommendation of the Board of Directors

     Directors are elected by a plurality of the votes cast. Shareholders are not entitled to accumulate votes for Directors. Rather, each shareholder may cast votes equal to the number of shares held for each of the three open positions. The Board of Directors recommends a vote FOR the election of all nominees.

Information Regarding Directors and Nominees

     The following table shows as to each nominee for Director and for those Directors whose terms have not yet expired, the identified information as of February 1, 1997.

                                                                   Year Elected or
                                                                 Appointed as Director         Year Term
       Name                     Age  Position                                                   Expires

Charles D. Brummel              57   Director/President/              1974                      1999
                                     Chief Executive Officer
E. Samuel Dement                76   Director/Chairman                1969                      1998
Ralph W. Gazeley                68   Director/Secretary               1989                      1998
Donald L. Goddard               73   Director                         1974                      1997
Thomas R. Graham                65   Director                         1983                      1999
Kathleen M. Kerins              55   Director                         1996                      1997
William A. Lansing              50   Director                         1991                      1998
Kenneth P. Messerle             56   Director                         1992                      1999
Harry A. Slack, Jr.             67   Director                         1972                      1997
Glenn A. Thomas                 55   Director                         1995                      1998


     Information concerning the share ownership of directors can be found below under "PRINCIPAL SHAREHOLDERS."

Experience of Directors

     The business experience of each of the directors and executive officers for at least the past five years has been as follows:

     Charles D. Brummel has served as a Director, President and Chief Executive Officer of the Company and of Security Bank since 1974. He was a director of the Board of the Oregon Bankers Association from 1977 to 1989 and served as its president in 1986/1987. He is Chairman of the Board of Directors of the OBA Insurance Agency. He also served as a director of the American Bankers Association from 1986 to 1989 and currently serves as a member of the Board of Directors of Lincoln Security Bank. He serves as ex-officio member of all bank committees.

     E. Samuel Dement is a Myrtle Point, Oregon, cattle rancher, and former Oregon State Senator. Dement's family were Coos County pioneers and founders of Security Bank, in Myrtle Point, in 1919. As Chairman of the Board of Directors, he serves as ex-officio member of all committees of the Board of Directors and is chairman of the Growth Committee.

     Ralph W. Gazeley is a retired high school teacher, formerly employed by North Bend School District. He serves on the Community Reinvestment Act Committee of Security Bank and the Audit/Exam Committees of both the Company and Security Bank.

     Donald L. Goddard is a retired oil distributor and former owner of Goddard Energy Company, in Bandon, Oregon. He serves on Security Bank's Audit/Exam and Community Reinvestment Act Committees.

     Thomas R. Graham is General Manager and Director of Coos Head Builders Supply, Inc., in North Bend, Oregon, where he has been employed since 1968. He serves on the Loan Committee of Security Bank, the Audit/Exam Committees of both the Company and Security Bank, and is Chairman of the Nominating Committee.

     Kathleen M. Kerins is local manager of Pacific Power & Light. She serves on the Compensation & Benefits and Nominating Committees.

     William A. Lansing is President of Menasha Corporation Forest Products Group, in North Bend, Oregon, where he has been employed since 1970. Lansing serves on the Growth and Nominating Committees and is Chairman of the Compensation & Benefits Committee.

     Kenneth C. Messerle recently sold his share in the family business of Messerle & Sons, Inc., a cattle and timber corporation, in Coos County, and formed a cattle brokerage business. In 1996, he was elected to the State Liegislature for District 48. He serves on Security Bank's Loan Committee and the Company's Growth Committee and is Chairman of the Audit/Exam Committees of both the Company and Security Bank. Mr. Messerle also serves on the Board of Directors of Lincoln Security Bank.

     Harry A. Slack, Jr. is a retired Attorney, who practiced law for 37 years. Currently he is President of Slack Fisheries. He serves on Security Bank's Loan Committee and is Chairman of the Community Reinvestment Act Committee.

     Glenn A. Thomas is the owner of Thomas & Son Beverage, Inc., and its subsidiaries, Thomas & Son Trucking and Thomas & Son Transportation Systems, in Coos Bay, Oregon. He has been the Oregon Director for the Rocky Mountain Wholesalers Association, a director and officer of Oregon Beer & Wine Distributors Association, and a director of National Beer Wholesalers. He serves on Security Bank's Loan Committee, and the Company's Compensation & Benefits, Audit/Exam and Growth Committees.


Board of Directors

     During the year ended December 31, 1996, the Board of Directors held 12 regularly scheduled meetings. All directors attended at least 75 percent of the board meetings and committee meetings they were eligible to attend.

Committees

     The Company's Board of Directors has established a Compensation Committee comprised of three non-employee directors William A. Lansing, Kathleen M. Kerins, and Glenn A. Thomas. The Compensation Committee determines the salary of the Chief Executive Officer and the bonuses and stock option grants to Chief Executive Officer and other executive officers of the Company.

     The Board of Directors has a standing Audit/Exam Committee consisting of Glenn A. Thomas, Kenneth P. Messerle, Thomas R. Graham, Ralph W. Gazeley, and Donald L. Goddard. The Audit/Exam Committee is responsible for overseeing regulatory compliance matters, and reviewing periodic examinations by state and federal regulators of the Company and the subsidiary banks.

     The Growth Committee, of which Kenneth P. Messerle, E. Samuel Dement, William A. Lansing, and Glenn A. Thomas are members, is responsible for the development and implementation of the Company's strategic growth plan, including preliminary evaluation of strategic opportunities as they arise.

     The Board of Directors appointed a Nominating Committee, consisting of William A. Lansing, Kathleen M. Kerins and Thomas R. Graham, to recommend nominees for election of directors at the annual meeting of shareholders. Shareholders who wish to make recommendations to the Nominating Committee for directors to be nominated for election at the 1998 annual meeting of shareholders may do so in writing addressed to the Secretary of the Corporation at the address indicated above no later than October 15, 1997.

Compensation

     Pursuant to a Board of Directors Merit Compensation Plan, effective as of January 1, 1996, directors of the Company each received $300 in compensation for each meeting of the Board of Directors attended in 1996, and $100 for each committee meeting attended. Directors also receive shares of Company stock as additional compensation based upon the return on average equity for the Company. Directors received or will receive an aggregate of 4,701 shares of Company stock in addition to the cash compensation.

Executive Officers

     Charles D. Brummel if Chief Executive Officer and President of the Company, and Chief Executive Officer of Security Bank. Michael J. Delvin is Executive Vice President/Loan Administrator of the Company, and is also an executive officer of Security Bank. Marc C. Williams is Senior Vice President and Chief Financial Officer of the Company, and is also an executive officer of Security Bank. Additional executive officers of Security Bank are Guy L. Williams, President and Executive Vice President/Loan Administrator Antoinette M. Poole. Executive Officers serve at the discretion of the Board of Directors.

     The following sets forth certain information about the executive officers of the Company and Security Bank, other than Chuck Brummel:


     Michael J. Delvin, age 48, employed by the Company since 1992, is Executive Vice President and Loan Administrator of the Holding Company. Delvin was previously employed by First Interstate Bank. He serves on the Oregon Bankers Association Government Relations Committee and as a director of OBA Services, Inc.

     Antoinette M. Poole, age 50, serves as Security Bank's Executive Vice President and Loan Administrator. She has been employed by Security Bank since 1976, and is a trustee of the Company's Employee Stock Ownership Plan. She is a member of the American Institute of Banking and Financial Women International.

     Marc C. Williams, age 34, has been employed by the Company since 1994 as Vice President and Controller. He was promoted to Senior Vice President and Chief Financial Officer in 1996. He was formerly employed by Jackson County Federal Bank, FSB, and its successor, Key Bank of Oregon, since 1989.

     Guy L. Williams, age 48, was recently appointed President of Security Bank. He was formerly a Senior Vice President and Commercial Loan Officer. He was previously employed by Western Bank as a Vice President and Branch Manager. He is a member of the Rotary, United Way, Chamber of Commerce, Lions Club and the Kiwanis Club.

     Information concerning share ownership of executive officers can be found below under "PRINCIPAL SHAREHOLDERS."

Executive Compensation

     The following table sets forth compensation earned for the fiscal year ended December 31, 1996 by each executive officer of the Company receiving over $100,000 of total compensation during such year:

                                                                                                Other                  Total
Name and Principal Position                          Salary           Bonus                  Compensation(1)        Compensation

Charles D. Brummel                                  $125,573         $62,700                   $4,787                 $193,060
President/Chief Executive Officer
Director

Michael J. Delvin                                    $83,183         $36,263                   $   --                 $119,446
Executive Vice President

--------------------
(1)  Consisting of Company provided auto.


     Incentive Cash Bonus Plan. The Board of Directors of the Bank believes that an incentive bonus based on earnings motivates management to perform at the highest levels. Management performance has a direct impact on the short-range and long-range profitability and viability of the institution and an incentive bonus promotes the retention of qualified management. Directors also believe that compensation programs with incentive pay as a significant portion of compensation allow base salaries to remain relatively constant, even during highly profitable periods, thereby containing salary costs during any less profitable periods. The management incentive bonus program is at the discretion of the Board. Specific performance levels and awards are developed by the Compensation Committee of the Board and approved annually by the Board of Directors. For 1996, the plan provided incentives for the four executive officers, Brummel, Delvin, Williams and Poole. The size of the total incentive is determined by a formula based upon the earnings of the Company with a threshold level of return on equity of 9%. The four officers (Brummel, Delvin, Williams and Poole) received 51%, 29%, 15% and 5% of this total respectively during the course of the year.

     Phantom Stock Deferred Compensation Plan. As of January 1, 1996, the Company established a deferred compensation plan for a select group of key employees to provide for unfunded, non-qualified deferred compensation to assist in attracting and retaining such key employees and to encourage such employees to devote their best efforts to the business of the bank. An eligible employee is permitted to defer up to 20% of that employee's base salary and 100% of any cash bonus, and is required to defer not less than 2% of base salary and 20% of any cash bonus. Deferred compensation is credited to the participant's account in the form of Phantom Stock Units, the number of units being determined by dividing the amount of the compensation deferred by the base price established annually by the Board of Directors for that Plan Year's deferrals. The base price of each unit is the average of the bid and ask prices of the Company's common stock for the last ten trading days of the preceding calendar year. Distributions to a participating employee are made in cash only and are made within 60 days after the earlier of the employee's death, disability, termination of employment, change of control of the Company or the attainment of the age specified in the Plan agreement between the employee and Security Bank. Upon distribution, the deferred compensation amount is valued by multiplying the cumulative number of Phantom Stock Units by the average of the bid and ask prices of Company common stock on the date of distribution. Currently, Mr. Brummel is the only participant in the plan.

     Severance Agreement. In addition to Mr. Brummel's regular compensation, the Bank has agreed to pay him additional compensation should his employment with the Bank be terminated under certain conditions. The severance agreement is effective only if Mr. Brummel's employment is involuntarily terminated in connection with the merger or sale of the Bank and/or the Company, or if he elects to terminate his employment within one year of a merger or sale. In the event of such a termination, the Bank has agreed to pay Mr. Brummel a sum equal to twelve times his monthly base salary in effect at the time of the merger or sale. The base salary includes monthly gross salary but does not include bonuses or other compensation, plus any deferred or unpaid portion of his annual bonus. If the severance agreement had been triggered as of December 31, 1996, Mr. Brummel would have been entitled to a payment of $145,390.

     Stock Option Plan. The Company adopted a combined incentive and non-qualified stock option plan (the "Plan") effective May 1, 1995, and approved by the shareholders at the annual shareholders meeting on March 20, 1996. Pursuant to the Plan, options may be granted at the discretion of the Board of Directors or such committee as it may designate, to key employees, including employees who are directors of the Company.

     The purpose of the plan is to advance the interests of the Company and its shareholders by enabling the Company to attract and retain the services of people with training, experience and ability and to provide additional incentive to key employees and directors of the Company by giving them an opportunity to participate in the ownership of the Company.

     The Plan reserves 276,000 shares of the Company's unissued common stock for possible grants to employees. The purchase price of shares issuable upon exercise of options is not less than 100% of the fair market value per optioned share at the time of the grant. Each option granted under the plan is exercisable for up to ten years following the date of grant.

     As of December 31, 1996, options to purchase 96,600 shares, adjusted for stock dividends and splits, have been granted pursuant to the Plan. The following table sets forth information regarding outstanding options granted pursuant to the Plan, each of which became exercisable as to 20% of the shares on May 1, 1996, and an additional 20% becoming exercisable each year thereafter.

     There were no options granted in 1996. The following table sets forth information regarding options outstanding as of February 1, 1997:


                                            Number of         Percentage of               Exercise
Name                                        Shares            Total Options               Price        Expiration Date
Charles D. Brummel                          69,000              71.4%                     $5.67        April 30, 2005

Michael J. Delvin                           27,600              28.6%                     $5.67        April 30, 2005



Compliance with Section 16 Filing Requirements

     Section 16 of the Securities Exchange Act of 1934, as amended, ("Section 16") requires that all executive officers and directors of the Company and all persons who beneficially own more than 10 percent of the Company's Common Stock file an initial report of their ownership of the Company's securities on Form 3 and report changes in their ownership of the Company's securities on Form 4 or Form 5. These filings must be made with the Securities and Exchange Commission and the National Association of Securities Dealers with a copy sent to the Company.

     Based solely upon the Company's review of the copies of the filings which it received with respect to the fiscal year ended December 31, 1996, the Company believes that all reporting persons made all filings required by Section 16 on a timely basis.


Related Transactions With Directors and Officers

     Some of the directors and officers of the Company and of the Bank, and members of their immediate families and firms and corporations with which they are associated, have had transactions with the Bank, including borrowings and investments in time deposits. All such loans and investments have been made in the ordinary course of business, have been made on substantially the same terms, including interest rates paid or charged and collateral required, as those prevailing at the time for comparable transactions with unaffiliated persons, and did not involve more than the normal risk of collectibility or present other unfavorable features. As of December 31, 1996, the aggregate outstanding amount of all loans to officers and directors was approximately $1,889,000, which represented approximately 10.19% of the Company's consolidated shareholders' equity at that date.

     No director or principal officer of the Company has a direct family relationship with another director or executive officer of the Company or the Bank.

Securities Ownership of Directors, Officers and Principal Shareholders

     The following table sets forth as of February 1, 1997, the shares of common stock beneficially owned by all of the directors, nominees for election as directors, and executive officers of the Company. As of that date there were 3,169,621 shares of the Company's common stock issued and outstanding. All shares are held directly unless otherwise indicated.

      Name(1)                                                                  Number of Shares           Percent of Class
Charles D. Brummel (Director/Officer)(2)                                              45,737(2)                1.44%
Michael J. Delvin (Officer)(3)                                                         7,893(3)                0.25%
E. Samuel Dement (Director)(4)                                                        81,635(4)                2.58%
Ralph W. Gazeley (Director)(5)                                                        75,853(5)                2.39%
Donald L. Goddard (Director)(6)                                                       30,626(6)                0.97%
Thomas R. Graham (Director)(7)                                                         2,305(7)                0.07%
Kathleen M. Kerins (Director)(8)                                                         458(8)                0.01%
William A. Lansing (Director)(9)                                                      17,784(9)                0.56%
Kenneth C. Messerle (Director)(10)                                                    4,143(10)                0.13%
Antoinette M. Poole (Officer)(11)                                                   978,967(11)               30.88%
Harry A. Slack, Jr. (Director)(12)                                                   26,943(12)                0.85%
Glenn A. Thomas (Director)(13)                                                        4,037(13)                0.13%
Marc C. Williams (Officer)(14)                                                        1,757(14)                0.06%
Guy L. Williams (Officer)                                                                    --                0.00%
All Directors and Executive Officers
 as a Group (14 persons)                                                        1,225,776(2-14)               38.67%

--------------------

 (1) The business address of all directors and officers is 170 S. Second St., Coos Bay, Oregon 97420.

 (2) Charles D. Brummel's holdings include 3,025 shares held jointly with spouse and 42,712 shares vested in the  ESOP (364 of which vested shares are allocated to Mr. Brummel's spouse who is also an employee of  Security Bank).

 (3) Michael J. Delvin holds 7,893 shares in the ESOP, 4,735 of which have been vested as of this date.
 (4) E. Samuel Dement holds 81,126 shares jointly with his spouse.

 (5) Ralph W. Gazeley shares include 75,457 held in a Gazeley Revocable Living Trust.

 (6) Donald L. Goddard's holdings include 30,626 shares held jointly with his spouse.

 (7) Thomas R. Graham's holdings include 72 shares held jointly with his spouse.

 (8) Kathleen M. Kerrins' holdings include 358 shares held jointly with her son.

 (9) William A. Lansing holds 17,219 shares jointly with his spouse.

(10) Kenneth C. Messerle's holdings include 3,321 shares held jointly with his spouse and 78 shares held jointly with his grandchildren.

(11) Antoinette M. Poole is one of three Trustees of the ESOP, all of whose shares (978,728) are included herein. Individually, she holds 239 shares and 17,995 shares vested in the ESOP.

(12) Harry A. Slack,  Jr.'s holdings  include 2,875 shares held jointly with his spouse,  5,647 held in the Slack  Marital  Fund  Trust,  7,796 held in the Slack
     Residuary  Fund Trust,  9,590  shares held  jointly  with his mother,  and 1,035 shares  held  directly by his spouse.

(13) Glenn A. Thomas  holds 3,500  shares jointly with his spouse.

(14) Marc C. Williams holds 1,757 shares in the ESOP, 351 of which have been vested as of this date.









     The following table sets forth as of February 1, 1997, the shares of common stock beneficially owned by the only persons known by the Company to own more than 5% of the Company's common stock.

                                            Number of Shares                   Percent of Class
Ronald C. La Franchi                        521,404                            16.45%
     580 North Central
     Coquille, OR 97411
     Security Bank Holding Company          978,728(1)                         30.88%
Employee Stock Ownership
     Plan Trust(2)
     170 S. Second St.
     Coos Bay, Oregon  97420
     --------------------

(1)  Includes 513,862 shares held of record by the Security Bank Holding Company
     Employee Stock Ownership Plan Trust which are not allocated to employees and are pledged to secure repayment of indebtedness to the Company.

(2)  Trustees of the Trust are appointed by the Board of Directors of the Company and currently consists of Martin Stone, attorney, Coquille, Oregon,
     Antoinette M. Poole, Executive Vice President/Loan Administrator with the
     Bank, North Bend, Oregon and  Tim Salisbury, of Bay Area Hospital, Coos Bay, Oregon.





Agenda Item 2.    Other Matters

     The Board of Directors is not aware of any matters to be presented for action at the Meeting other than those set forth in the Notice of Annual Meeting. However, if any other matters properly come before the Meeting or any adjournment thereof, the person or persons voting the proxies will vote them in accordance with their best judgment.

                              VOTING AT THE MEETING

     Each copy of this Proxy Statement sent to the Company's shareholders is accompanied by a proxy solicited by the Board of Directors of the Company for use at the 1997 Annual Meeting of Shareholders and any adjournments thereof. Only holders of record of Company common stock at the close of business on February 1, 1997, are entitled to notice of, and to vote at, the Meeting. At the Meeting, the Company's shareholders will vote on the election of Directors and on such other matters as may properly come before the Meeting. Shares represented by properly executed proxies will be voted at the Meeting in accordance with the instructions on the proxy. If no instructions are given, the shares represented thereby will be voted in favor of the persons nominated by the Board of Directors to serve as Directors, and in the discretion of the proxy holders on such other matters that may be considered at the Meeting.

     A proxy may be revoked prior to its exercise at the Meeting by presentation of a proxy bearing a later date, by filing an instrument of revocation (personally or by mail) with the Secretary of the Company prior to the meeting, or by oral request if the shareholder is present at the meeting. Attendance at the meeting will not, of itself, revoke a proxy.

     SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE, AND SIGN THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY TO THE COMPANY IN THE ENCLOSED, POSTAGE-PAID ENVELOPE, EVEN IF THEY ARE PLANNING TO ATTEND THE COMPANY'S MEETING.

     The authorized capital stock of the Company consists of ten million (10,000,000) shares of Common Stock and five million (5,000,000) shares of Voting Preferred Stock, and five million (5,000,000) shares of Non-voting Preferred Stock. As of February 1, 1997, the Record Date, there were 3,169,621 shares of Common Stock issued and outstanding and entitled to vote at the Meeting. As of the Record Date, there were no shares of Preferred Stock outstanding.

     A majority of the outstanding shares of Common Stock must be represented at the Meeting, in person or by proxy, to constitute a quorum for the transaction of business. Directors are elected by a plurality of the votes; Directors receiving the most votes will be elected. Each such share is entitled to one vote. Shareholders do not have the right to accumulate votes for directors. As of the Record Date, there were 498 shareholders of record. As of the Record Date, officers, directors, and principal shareholders of the Company, together with their affiliates, had beneficial ownership of 1,225,776 shares, of which all are entitled to vote. The shares held by officers, directors and principal shareholders, which are entitled to be voted at the Meeting constitute 38.67 percent of the total shares outstanding and entitled to be voted at the Meeting.

                              INDEPENDENT AUDITORS

     The Board of Directors designated KPMG Peat Marwick LLP, independent certified public accountants, as auditors for the Company for the year ended December 31, 1996. The audit services performed by such firm during 1996 included an examination of annual financial statements and audit related accounting matters. It is expected that KPMG Peat Marwick LLP will continue to serve as the Company's independent public accountants for 1997. It is anticipated that representatives of KPMG Peat Marwick LLP will not be present at the Meeting.

                    ANNUAL REPORTS AND FINANCIAL STATEMENTS

     A copy of the Company's Annual Report to Shareholders for the year ended December 31, 1996, and Management's Discussion and Analysis accompanies this Proxy Statement. Additional copies of the Company's Annual Report to shareholders and Management's Discussion and Analysis may be obtained by written request to the Secretary of the Company at the address indicated above. Such Annual Report is not part of the proxy solicitation materials. The Company, upon written request to the Secretary of the Company by any person whose proxy is being solicited, will provide at no charge a copy of the Company's 1996 annual report on Form 10-KSB, without exhibits, filed with the Securities and Exchange Commission.

                              SHAREHOLDER PROPOSALS

     Any shareholder who wishes to submit a proposal for consideration at the Company's next annual meeting must be the beneficial owner of at least 1% or $1,000 in market value of common stock, and have held the stock for at least one year, and must submit the proposal within a reasonable time prior to the mailing to shareholders of the notice of the annual meeting. A shareholder submitting a proposal for consideration must provide the Company with his or her name, address and the number of shares held of record or beneficially, the dates upon which such shares were acquired and documentary evidence of such ownership. The shareholder, or a representative of the shareholder, must present the proposal for action at the meeting. At the shareholder's request, the Company will include with the proposal in the proxy statement mailed to shareholders in connection with the meeting, a statement of the shareholder in support of the proposal, which together with the proposal does not exceed 500 words. The Proxy Statement shall include the name, address and number of shares held of record or beneficially by the shareholder making the proposal. The Company may, under certain circumstances, omit from the proxy statement proposals and supporting statements.

DATED:   February 14, 1997

                                 By order of the Board of Directors,

                                 /s/ Chuck Brummel
                                Chuck Brummel
                                President and Chief Executive Officer



     NOTE: Your vote is important. Please send in your Proxy immediately, using the enclosed postage paid envelope.

                                 REVOCABLE PROXY

                          SECURITY BANK HOLDING COMPANY
                         ANNUAL MEETING OF SHAREHOLDERS
                                 March 19, 1997

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints Sam Dement and Ralph Gazeley and each of them, proxies with power of substitution to vote on behalf of the undersigned all shares of common stock of Security Bank Holding Company (the "Company") at the Annual Meeting to be held on March 19, 1997, and any adjournments thereof, with all powers the undersigned would possess if personally present, with respect to the following:

1. Election of directors.

[   ]    FOR all nominees                   [   ]    WITHHOLD
         listed below (except                        AUTHORITY
         as marked to the                            to vote for all
         contrary below)                             nominees listed below

     INSTRUCTION: To withhold authority to vote for any individual, strike a line through the nominee's name below.

                  Nominees for three year terms to expire 2000:

                  Harry A. Slack, Jr.
                  Kathleen M. Kerins
                  Donald L. Goddard

2. Other Matters. At the discretion of the proxy holder, on such other business as may properly come before the meeting and any adjournments thereof.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE, BUT IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES. Proxies may vote in their discretion as to other matters which may come before the meeting.

Number of Shares Held:


Dated:                              , 1997


     Please date and sign exactly as your name appears on your stock certificate(s) (which should be the same as the name on the address label on the envelope in which this proxy was sent to you), including designation as executor, trustee, etc., if applicable. A corporation must sign its name by the president or other authorized officer. All co-owners must sign.